West Pharmaceutical Services, Inc. First-Quarter 2020 Analyst Conference Call 9 a.m. Eastern Time, April 23, 2020 Eric M. Green Bernard J. Birkett Speakers President and Senior Vice President and Chief Executive Officer Chief Financial Officer A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com 877-930-8295 (U.S.) To participate on the call, please dial: 253-336-8738 (International) The conference ID is 1865786 An online archive of the broadcast will be available at 855-859-2056 (U.S.) the website three hours after the live call and will be 404-537-3406 (International) available through Thursday, April 30, 2020, by dialing: The conference ID is 1865786 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first quarter 2020 and management’s discussion of those results during today’s conference call. 1 WST Q1 2020 Earnings

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo® is a registered trademark of Daikyo Seiko, Ltd. 2 WST Q1 2020 Earnings

Unwavering Commitment to Our Mission Our Mission To contain and deliver injectable therapies that improve patient lives. 3 WST Q1 2020 Earnings

Our Focus in Uncertain Times 4 WST Q1 2020 Earnings

2020 First-Quarter Results • Q1 2020 net sales of $491.5 million grew 10.8%; organic sales growth was 12.7% • Q1 2020 reported-diluted EPS of $0.99 increased 36%; adjusted-diluted EPS of $1.01 increased 36% • Company maintaining full-year 2020 net sales guidance and updating full-year 2020 adjusted-diluted EPS guidance to a new range of $3.52 to $3.62 (1) (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 13-16 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 5 WST Q1 2020 Earnings

Q1 2020 Organic Sales Growth



	Q1 2020	
Overall Organic Sales Growth	12.7%	Proprietary Products Q1 2020 organic sales growth of 11.8%, led by sales of high-value products, which grew double digits
Biologics	DD	Sales led by high-value products, including Daikyo Crystal Zenith® syringes and cartridges, Daikyo® and NovaPure® components and self-injection platforms
Generics	HSD	Sales led by sales of Daikyo®, Westar® and FluroTec® components
Pharma	MSD	Sales led by high-value products and services including Westar®, NovaPure® and FluroTec® components
Contract Manufacturing	DD	Organic sales growth of 15.9%, led by sales of diagnostic and healthcare-related injection devices

Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

6 WST Q1 2020 Earnings

West

First-Quarter 2020 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31 2020 2019 Reported Net Sales $491.5 $443.5 Gross Profit Margin 34.0% 33.1% Reported Operating Profit $88.0 $70.7 Adjusted Operating Profit (1) $88.0 $71.3 Reported Operating Profit Margin 17.9% 15.9% Adjusted Operating Profit Margin (1) 17.9% 16.1% Reported-Diluted EPS $0.99 $0.73 Adjusted-Diluted EPS(1) $1.01 $0.74 (1) “Adjusted Operating Profit”, “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are a Non-U.S. GAAP financial measures. See slides 13-16 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. 7 WST Q1 2020 Earnings

Change in Consolidated Net Sales First-quarter 2019 to 2020 ($ millions) 8 WST Q1 2020 Earnings

Gross Profit Update ($ millions) Three Months Ended March 31, 2020 2019 Proprietary Products Gross Profit $150.1 $132.2 Proprietary Products Gross Profit Margin 40.2% 38.9% Contract-Manufactured Products Gross Profit $16.9 $14.5 Contract-Manufactured Products Gross Profit Margin 14.3% 14.0% Consolidated Gross Profit $167.0 $146.8 Consolidated Gross Profit Margin 34.0% 33.1% 9 WST Q1 2020 Earnings

Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items Financial Condition YTD YTD March 31, December 31, Q1 2020 Q1 2019 2020 2019 Depreciation and Amortization $26.0 $25.5 Cash and Cash Equivalents $335.3 $439.1 Operating Cash Flow $57.1 $47.6 Debt $256.7 $257.3 Capital Expenditures $32.1 $28.8 Equity $1,490.2 $1,573.2 Working Capital $633.1 $717.1 10 WST Q1 2020 Earnings

2020 Full-Year Guidance 2020 Full-Year Guidance (1,2) Consolidated Net Sales $1.95 - $1.97 billion Adjusted-Diluted EPS $3.52 - $3.62 (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 13-16 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) The adjusted-diluted EPS guidance range does not include potential tax benefits from stock-based compensation beyond those incurred in the first-quarter 2020. Any additional tax benefits associated with stock-based compensation received in 2020 would provide a positive adjustment to this guidance range. 11 WST Q1 2020 Earnings

Our Commitment and Look Forward 12 WST Q1 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 13 WST Q1 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended March 31, 2020 profit expense income EPS Reported (U.S. GAAP) $88.0 $15.0 $74.3 $0.99 Pension settlement - 0.3 1.1 0.01 Amortization of acquisition-related intangible assets - - 1.0 0.01 Adjusted (Non-U.S. GAAP) $88.0 $15.3 $76.4 $1.01 Operating Income tax Net Diluted Three months ended March 31, 2019 profit expense income EPS Reported (U.S. GAAP) $70.7 $16.1 $55.4 $0.73 Restructuring and related charges 0.6 0.2 0.4 0.01 Adjusted (Non-U.S. GAAP) $71.3 $16.3 $55.8 $0.74 14 WST Q1 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Three months ended March 31, 2020 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $373.5 $118.1 $(0.1) $491.5 Effect of acquisitions and/or divestitures (1.2) - - (1.2) Effect of changes in currency translation rates 8.3 1.4 - 9.7 Organic net sales (Non-U.S. GAAP) (1) $380.6 $119.5 $(0.1) $500.0 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 15 WST Q1 2020 Earnings

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 13-16), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2019 Actual 2020 Guidance % Change Reported-diluted EPS (U.S. GAAP) $3.21 $3.47 to $3.57 8.1% to 11.2% Restructuring and related charges 0.04 - - Gain on restructuring-related sales of assets (0.02) - - Pension settlement 0.04 0.01 Amortization of acquisition-related intangible assets - 0.04 Argentina devaluation 0.01 - - Tax recovery (0.04) - - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $3.24 $3.52 to $3.62 8.6% to 11.7% (1) See “Full-year 2020 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. In 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.14. We have opted not to forecast 2019 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the First-Quarter 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.07. Any future tax benefits associated with stock-based compensation that we receive in 2020 would provide a positive adjustment to our full-year EPS guidance. 16 WST Q1 2020 Earnings